Nationwide Variable Insurance Trust

American Century NVIT Growth Fund	NVIT Money Market Fund
American Century NVIT Multi Cap Value Fund	NVIT Multi-Manager International Growth Fund
Federated NVIT High Income Bond Fund	NVIT Multi-Manager International Value Fund
Invesco NVIT Comstock Value Fund (formerly, Van Kampen NVIT Comstock Value Fund)	NVIT Multi-Manager Large Cap Growth Fund
Neuberger Berman NVIT Multi Cap Opportunities Fund	NVIT Multi-Manager Large Cap Value Fund
Neuberger Berman NVIT Socially Responsible Fund	NVIT Multi-Manager Mid Cap Growth Fund
NVIT Bond Index Fund	NVIT Multi-Manager Mid Cap Value Fund
NVIT Core Bond Fund	NVIT Multi-Manager Small Cap Growth Fund
NVIT Core Plus Bond Fund	NVIT Multi-Manager Small Cap Value Fund
NVIT Developing Markets Fund	NVIT Multi-Manager Small Company Fund
NVIT Emerging Markets Fund	NVIT Multi Sector Bond Fund
NVIT Enhanced Income Fund	NVIT Nationwide Fund
NVIT Government Bond Fund	NVIT Real Estate Fund
NVIT International Equity Fund	NVIT S&P 500 Index Fund
NVIT International Index Fund	NVIT Short Term Bond Fund
NVIT Large Cap Growth Fund	NVIT Small Cap Index Fund
NVIT Mid Cap Index Fund	Templeton NVIT International Value Fund

Supplement dated June 12, 2013
to the Statement of Additional Information (“SAI”) dated May 1, 2013

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

NVIT International Equity Fund

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) held on June 12, 2013, the Board approved the termination of Invesco Advisers, Inc. (“Invesco”) as subadviser to the NVIT International Equity Fund (the “Fund”), and approved the appointment of Lazard Asset Management LLC (“Lazard”) to subadvise the Fund.  This change is anticipated to take effect on or about June 17, 2013 (the “Effective Date”).

2.	As of the Effective Date, all references to, and information regarding, Invesco in the SAI, as it relates to the Fund only, are deleted.

3.	As of the Effective Date, the following information supplements the information under the heading “Investment Advisory and Other Services – Subadvisers” on pages 60-64 of the SAI:

Fund	Subadvisers
NVIT International Equity Fund	Lazard Asset Management LLC (“Lazard”)

Lazard Asset Management LLC (“Lazard”), located at 30 Rockefeller Center, 55th Floor, New York, NY 10112, was formally established in 1970, as the U.S. investment management division of parent company Lazard Frères & Co. LLC (LF&Co.).  In 1997, the U.S. and U.K. investment management firms were united to form a single entity, allowing Lazard to provide a more globally integrated perspective. In January 2003, Lazard was established as a separate subsidiary of LF&Co.  In 2005, Lazard became a public company, listing on the New York Stock Exchange as LAZ.  As of December 31, 2012, Lazard had $155.7 billion in assets under management.

4.	As of the Effective Date, Appendix B and Appendix C are supplemented as follows:

APPENDIX B – PROXY VOTING GUIDELINES SUMMARIES

Lazard Asset Management LLC

As a fiduciary, Lazard Asset Management LLC (“Lazard”) is obligated to vote proxies in the best interests of its clients.  Lazard has adopted a written policy (the "Policy") that is designed to ensure that it satisfies its fiduciary obligation.  Lazard has developed a structure to attempt to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interests, and within the framework of the Policy.

Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a client, Lazard's policy is to vote proxies on a given issue the same for all of its clients. The Policy is based on the view that, in its role as investment adviser, Lazard must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and that the votes it casts on behalf of all its clients are intended to accomplish that objective.

Procedures:

Administration and Implementation of Proxy Voting Process.  Lazard's proxy-voting process is administered by its Proxy Operations Department ("ProxyOps"), which reports to Lazard's Chief Operating Officer. Oversight of the process is provided by Lazard's Legal/Compliance Department and by a Proxy Committee consisting of senior Lazard officers. To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. ("ISS"), one of the world's largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

Lazard's Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the "Approved Guidelines"). These Approved Guidelines provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.  Lazard believes that its portfolio managers and global research analysts with knowledge of the company ("Portfolio Management") are in the best position to evaluate the impact that the outcome of a given proposal will have on long-term shareholder value. Therefore, ProxyOps seeks Portfolio Management's recommendation on all proposals to be considered on a case-by-case basis. Portfolio Management is also given the opportunity to review all proposals (other than routine proposals) where the Approved Guideline is to vote for or against, and, in compelling circumstances, to overrule the Approved Guideline, subject to the Proxy Committee's final determination. The Manager of ProxyOps may also consult with Lazard's Chief Compliance Officer or the Proxy Committee concerning any proxy agenda or proposal.

Types of Proposals.  Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Other proposals are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues.  The Policy lists the Approved Guidelines for the most common proposals. New or unusual proposals may be presented from time to time. Such proposals will be presented to Portfolio Management and discussed with the Proxy Committee to determine how they should be voted, and an Approved Guideline will be adopted if appropriate.

Conflicts of Interest.  The Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for Lazard.  Should the appearance of such a conflict exist, Lazard will seek to alleviate the conflict by voting consistent with an Approved Guideline (to vote for or against), or, in situations where the Approved Guideline is to vote case-by-case, with the recommendation of an independent source, currently Institutional Shareholder Services ("ISS").  If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation.  If a third independent source is not available, Lazard will follow the recommendation of ISS's Proxy Advisor Service.

Funds.  Each Fund is required to file a Form N-PX by August 31 each year containing a complete proxy voting record of the Fund for the twelve-month period ended the previous June 30.  Lazard's Proxy Operations team is responsible for maintaining the data necessary to complete this form and to work, in conjunction with ISS, to generate the required information and to file this form annually.  In addition, in the Fund's annual and semi-annual report to shareholders and in its Statement of Additional Information ("SAI"), the Fund must include a statement indicating how to obtain the proxy voting record of the Fund for the most recent twelve month period and that such record is available without charge.  It should also indicate that such information is available on the SEC's website.  The Legal/Compliance Department is responsible for ensuring that such information is included in the annual and semi-annual reports and in the SAI.

APPENDIX C – PORTFOLIO MANAGERS

INVESTMENTS IN EACH FUND

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund (as of May 31, 2013)
Lazard Asset Management LLC
Paul Moghtader	NVIT International Equity Fund	None
Taras Ivanenko	NVIT International Equity Fund	None
Susanne Willumsen	NVIT International Equity Fund	None

DESCRIPTION OF COMPENSATION STRUCTURE

Lazard Asset Management LLC (“Lazard”)

Lazard compensates key investment personnel by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively.

The quantitative compensation factors include:
•	Performance relative to benchmark
•	Performance relative to applicable peer group
•	Absolute return
•	Assets under management

The qualitative compensation factors include:
•	Leadership
•	Mentoring
•	Teamwork

Incentives
Lazard promotes an atmosphere that is conducive to the development of the investment professional’s skills and talents. Portfolio manager/analysts and research analysts are expected to continuously augment their skills and expertise. The Firm actively supports external development efforts, including attendance of conferences and seminars that build upon their existing core of knowledge, coursework to develop incremental skills, as well as travel to meet with companies, competitors, suppliers, regulators, and related experts. With increased knowledge and skills the managers can take on higher levels of responsibilities and are recognized and rewarded accordingly. Key professionals are likely to be attracted to and remain with the firm because Lazard’s compensation structure amply rewards professionals for good performance. Significant energy is devoted to ensuring Lazard attracts, develops, and retains the best available talent to the benefit of clients.

Long Term Incentives
Certain employees of Lazard are eligible to receive restricted stock units of Lazard Ltd. through the Lazard Ltd. Equity Incentive Plan, and restricted interests in shares of certain funds managed by Lazard and its affiliates, each subject to a multi-year vesting schedule and restrictive covenants. These incentive arrangements have broad participation of most professionals and represent an excellent opportunity for employees to share in the continued success of the firm, aligning their interest and performance even more closely with those of our clients.

Employment Contract
Each member of the Lazard Quantitative Equity team has an employment contract which governs their employment terms with Lazard.  The contracts are open-ended and contain terms relating to incentive compensation as well as termination of employment.

OTHER MANAGED ACCOUNTS as of 03/31/13

The following chart summarizes information regarding accounts for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately.

Lazard Asset Management LLC
Paul Moghtader	Mutual Funds: 2 accounts, $267,564,832 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 5 accounts, $601,684,706 total assets (1 accounts, $336,916,353 total assets for which the advisory fee is based on performance)
Other Accounts: 18 accounts, $1,230,528,503 total assets (2 accounts, $439,069,689 total assets for which the advisory fee is based on performance)
Taras Ivanenko	Mutual Funds: 2 accounts, $267,564,832 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 5 accounts, $601,684,706 total assets (1 accounts, $336,916,353 total assets for which the advisory fee is based on performance)
Other Accounts: 18 accounts, $1,230,528,503 total assets (2 accounts, $439,069,689 total assets for which the advisory fee is based on performance)
Suzanne Willumsen	Mutual Funds: 2 accounts, $267,564,832 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 5 accounts, $601,684,706 total assets (1 accounts, $336,916,353 total assets for which the advisory fee is based on performance)
Other Accounts: 18 accounts, $1,230,528,503 total assets (2 accounts, $439,069,689 total assets for which the advisory fee is based on performance)

POTENTIAL CONFLICTS OF INTEREST

Lazard Asset Management LLC (“Lazard”)

Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which a Portfolio may invest or that may pursue a strategy similar to one of the Portfolio's component strategies (collectively, "Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Portfolio is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same security, as described below). In addition, each Portfolio, as a series of a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts. Potential conflicts of interest may arise because of Lazard's management of a Portfolio and Similar Accounts, including the following:

1.
Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as the Lazard may be perceived as causing accounts it manages to participate in an offering to increase the Lazard overall allocation of securities in that offering, or to increase the Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. These potential allocation and trading conflicts are relevant primarily for all portfolio managers of the Portfolios focusing on small capitalization companies, whose shares tend to have more limited and volatile trading than those of companies with larger market capitalizations (Small-Mid Cap and International Small Cap Portfolios).

2.
Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Portfolios, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage a Portfolio. As illustrated in the table below, most of the portfolio managers of the Portfolios manage a significant number of Similar Accounts (10 or more) in addition to the Portfolio(s) managed by them.

3.
Generally, Lazard and/or some or all of a Portfolio's portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Portfolios.

4.
The portfolio managers manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the corresponding Portfolios. In addition, certain hedge funds managed by Lazard (but not the Portfolios' portfolio managers) may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which a Portfolio invests, Lazard could be seen as harming the performance of the Portfolio for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts.

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